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                           SUPPLEMENT TO SECURITY AGREEMENT


    This Supplement to Security Agreement is executed as of March 31, 1995, by MagneTek, Inc., a Delaware corporation ("Borrower/Debtor") and NationsBank of Texas, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below ("Secured Party")), with reference to the Security Agreement of even date herewith among Borrower, Secured Party and the Lenders referred to therein. Capitalized terms used without definition herein have the meanings ascribed to them in the Security Agreement. The Borrower and Secured Party hereby agree as follows:

    1. DELIVERY OF PLEDGED SECURITIES OF MAGNETEK EUROPE, N.V. The Security Agreement provides for the pledge of 65% of the shares of Capital Stock of MagneTek Europe, N.V. Currently, the stock of MagneTek Europe, N.V. is in denominations of 778,995, 1,000 and 4. On the date hereof, Borrower will deliver to Secured Party the certificate representing 778,995 shares. Borrower is pledging only 506,999 of such shares, however, to Secured Party. Upon tender of a certificate representing 506,999 shares, Secured Party shall release the certificate delivered on this date to Borrower. Secured Party hereby affirms that at no time does its Lien extend to more than 65% of the stock of MagneTek Europe, N.V. notwithstanding its temporary possession of a greater amount.

    In witness whereof Secured Party and Borrower have executed this Supplement to Security Agreement as of the date first above written.


                             MAGNETEK, INC.


                             By:
                                  --------------------------------------------
                                  John P. Colling, Jr.,
                                  Vice President and Treasurer



                             NATIONSBANK OF TEXAS, N.A., as Agent for Lenders


                             By:
                                  --------------------------------------------
                                  Andrea P. Collias,
                                  Vice President


                                                                       EXHIBIT C